Exhibit 10.2
EXECUTION COPY
REGISTRATION RIGHTS AGREEMENT
BY AND BETWEEN
DOBSON COMMUNICATIONS CORPORATION,
AS ISSUER
AND
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
AND
BEAR STEARNS & CO., INC.
AS INITIAL PURCHASERS
DATED AS OF SEPTEMBER 13, 2005

          Registration Rights Agreement, dated as of September 13, 2005, by and among Dobson Communications Corporation (together with any successor entity, herein referred to as the “Issuer”) and the initial purchasers (the “Initial Purchasers”) named in the Purchase Agreement, dated September 13, 2005, among the Issuer and the Initial Purchasers (the “Purchase Agreement”).
          Pursuant to the Purchase Agreement, the Initial Purchasers have agreed to purchase (the “Initial Placement”) from the Issuer up to $150,000,000 aggregate principal amount 1.50% Senior Convertible Debentures due 2025 (the “Securities”) (or up to $180,000,000 aggregate principal amount if the Initial Purchasers exercise in full their option to purchase additional Securities, as set forth in the Purchase Agreement). The Securities may be convertible into fully paid, nonassessable Class A common stock, $0.001 par value per share, of the Issuer (the “Common Stock”) on the terms, and subject to the conditions, set forth in the Indenture (as defined herein). To induce the Initial Purchasers to purchase the Securities, the Issuer has agreed to provide the registration rights set forth in this Agreement pursuant to the Purchase Agreement.
          The parties hereby agree as follows:
          1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:
     Additional Interest: As defined in Section 3(a) hereof.
     Additional Interest Payment Date: Each April 1 and October 1, commencing April 1, 2006.
     Agreement: This Registration Rights Agreement, as amended, modified or otherwise supplemented from time to time in accordance with the terms hereof.
     Broker-Dealer: Any broker or dealer registered under the Exchange Act.
     Business Day: A day other than a Saturday, Sunday or any day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.
     Closing Date: The date of this Agreement.
     Commission: The Securities and Exchange Commission.
     Common Stock: As defined in the preamble hereto.
     Effectiveness Period: As defined in Section 2(a)(iii) hereof.
     Effectiveness Target Date: As defined in Section 2(a)(ii) hereof.

     Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.
     Holder: A Person who owns, beneficially or otherwise, Transfer Restricted Securities.
     Indenture: The Indenture, dated as of the Closing Date, among the Issuer and the Bank of Oklahoma, National Association, as trustee (the “Trustee”), pursuant to which the Securities are to be issued, as such Indenture is amended, modified or supplemented from time to time in accordance with the terms thereof.
     Initial Placement: As defined in the preamble hereto.
     Initial Purchasers: As defined in the preamble hereto.
     Issuer: As defined in the preamble hereto.
     Losses: As defined Section 6(d) hereof.
     Majority of Holders: Registered Holders of a number of shares of the then outstanding Common Stock constituting Transfer Restricted Securities and an aggregate principal amount of then outstanding Securities constituting Transfer Restricted Securities, such that the sum of such shares of Common Stock and the shares of Common Stock issuable upon conversion of such Securities constitute in excess of 50% of the sum of all of the then outstanding shares of Common Stock constituting Transfer Restricted Securities and the number of shares of Common Stock issuable upon conversion of then outstanding Securities constituting Transfer Restricted Securities, in each case assuming that the Securities are then convertible and that no cash is paid upon a conversion of Securities. For purposes of the immediately preceding sentence, (i) any Holder may elect to make any request, notice, demand, objection or other action hereunder with respect to all or any portion of Transfer Restricted Securities held by it and only the portion as to which such action is taken shall be included in the numerator of the fraction described in the preceding sentence and (ii) Transfer Restricted Securities owned, directly or indirectly, by the Issuer or its Affiliates shall be deemed not to be outstanding.
     NASD: National Association of Securities Dealers, Inc.
     New Securities: As defined in Section 10(d).
     Offering Memorandum: means the Offering Memorandum relating to the Securities, dated as September 7, 2005.
     Person: An individual, partnership, corporation, unincorporated organization, limited liability company, trust, joint venture or a government or agency or political subdivision thereof.

     Prospectus: The prospectus included in a Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities Act), as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.
     Purchase Agreement: As defined in the preamble hereto.
     Questionnaire: As defined in Section 2(b) hereof.
     Questionnaire Deadline: As defined in Section 2(b) hereof.
     Record Holder: With respect to any Additional Interest Payment Date, each Person who is a Holder on the record date with respect to such Additional Interest Payment Date, which record date shall be the March 15 or September 15 preceding the relevant Additional Interest Payment Date.
     Registration Default: As defined in Section 3(a) hereof.
     Securities: As defined in the preamble hereto.
     Securities Act: Securities Act of 1933, as amended, and the rules and resolutions of the Commission thereunder.
     Shelf Filing Deadline: As defined in Section 2(a)(i) hereof.
     Shelf Registration Statement: As defined in Section 2(a)(i) hereof.
     Suspension Notice: As defined in Section 4(c) hereof.
     Suspension Period: As defined in Section 4(b)(i) hereof.
     TIA: Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder, in each case, as in effect on the date the Indenture is qualified under the TIA.
     Transfer Restricted Securities: Each of the Securities (including any such Securities reissued or resold by the Issuer pursuant to the terms of the Indenture) and each of the shares of Common Stock or New Securities issued upon conversion of Securities until the earliest of, in the case of any such Securities or share(s) of Common Stock or New Securities:
     (i) the date on which such Securities (including any such Securities reissued or resold by the Issuer pursuant to the terms of the Indenture) or such shares of Common Stock or New Securities issued upon conversion thereof have been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement;
     (ii) the date on which such Securities (including any such Securities reissued or resold by the Issuer pursuant to the terms of the Indenture) or such shares of Common Stock or New Securities issued upon conversion thereof are transferred in compliance with Rule 144 under the Securities Act or may be sold or transferred by a person who is not an affiliate of the Issuer pursuant to Rule 144 under the Securities Act (or any other similar provision then in force) without any volume or manner of sale restrictions thereunder; or
     (iii) the date on which such Securities (including any such Securities reissued or resold by the Issuer pursuant to the terms of the Indenture) or such shares of Common Stock or New Securities issued upon conversion cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).
     Underwritten Registration or Underwritten Offering: A registration in which Securities of the Issuer are sold to an underwriter for reoffering to the public.
     2. Shelf Registration.
     (a) The Issuer shall:
     (i) not later than 90 days after the date hereof (the “Shelf Filing Deadline”), cause to be filed a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (including any documents incorporated by reference therein, the “Shelf Registration Statement”), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities held by Holders that have provided the information required pursuant to the terms of Section 2(b) hereof;
     (ii) use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective by the Commission not later than 180 days after the date hereof (the “Effectiveness Target Date”); and
     (iii) use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 4(b) hereof to the extent necessary to ensure that it (A) is available for resales by the Holders of Transfer Restricted Securities entitled to the benefit of this Agreement and (B)

conforms with the requirements of this Agreement and the Securities Act for a period (the “Effectiveness Period”) ending on the earliest of:
     (1) the date when the Holders of the Transfer Restricted Securities (including any Securities reissued or resold by the Issuer pursuant to the terms of the Indenture) that are not affiliates of the Issuer are able to sell all Transfer Restricted Securities immediately without volume, manner of sale, filing and others restriction under Rule 144(k) under the Securities Act; or
     (2) the date when all Transfer Restricted Securities (including any Securities reissued or resold by the Issuer pursuant to the terms of the Indenture) are registered under the Shelf Registration Statement and sold pursuant thereto; and
     (3) the date when all Transfer Restricted Securities (including any such Securities reissued or resold by the Issuer pursuant to the terms of the Indenture) have ceased to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).
          (b) To have its Transfer Restricted Securities included in the Shelf Registration Statement pursuant to this Agreement, each Holder shall complete the Selling Securityholder Notice and Questionnaire, the form of which is contained in Annex A to the Offering Memorandum relating to the Securities (the “Questionnaire”). The Issuer shall mail the Questionnaire to each Holder not less than 20 Business Days (but not more than 40 Business Days) prior to the time the Issuer intends in good faith to have the Shelf Registration Statement declared effective by the Commission. Holders are required to complete and deliver the Questionnaire to the Issuer within 10 days prior to the effectiveness of the Registration Statement (the “Questionnaire Deadline”) in order to be named as selling securityholders in the Prospectus at the time that the Shelf Registration Statement is declared effective. Upon receipt of a Questionnaire from a Holder on or prior to the Questionnaire Deadline, the Issuer shall include such Holder’s Transfer Restricted Securities in the Shelf Registration Statement and the Prospectus. In addition, promptly upon the request of a Holder given to the Issuer at any time, the Issuer shall deliver a Questionnaire to such Holder. Any Holder that does not complete and deliver a Questionnaire prior to the Questionnaire Deadline may not be named as a selling securityholder in the Shelf Registration Statement at the time that it is declared effective. Upon receipt of a completed Questionnaire from a Holder who did not complete and deliver a Questionnaire prior to the Questionnaire Deadline, the Issuer shall, within 20 Business Days of such receipt, file such amendments to the Shelf Registration Statement or supplements to a related Prospectus as are necessary to permit such Holder to deliver such Prospectus to transferees of Transfer Restricted Securities; provided, that the Issuer shall not be obligated to file more than one amendment or supplement for all such Holders in any one fiscal quarter unless the aggregate principal amount of all Transfer Restricted Securities requested to be included in such amendment or supplement by all such Holders exceeds $10,000,000.
          The Issuer will give notice to all Holders of the effectiveness of the Shelf Registration Statement by issuing a press release.
          (c) Upon receipt of written request for additional information from the Issuer, each Holder who intends to be named as a selling securityholder in the Shelf Registration Statement shall furnish to the Issuer in writing, within 20 Business Days after such Holder’s receipt of such request, such additional information regarding such Holder and the proposed distribution by such Holder of its Transfer Restricted Securities, in connection with the Shelf Registration Statement or Prospectus or preliminary Prospectus included therein and in any application to be filed with or under state securities law, as the Issuer may reasonably request. In connection with all such requests for information from Holders of Transfer Restricted Securities, the Issuer shall notify such Holders of the requirements set forth in this paragraph regarding their obligation to provide the information requested pursuant to this Section 2. Each Holder as to which the Shelf Registration Statement is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make information previously furnished to the Issuer by such Holder not materially misleading.
          3. Additional Interest.
          (a) If:
     (i) the Shelf Registration Statement is not filed with the Commission prior to or on the Shelf Filing Deadline;
     (ii) the Shelf Registration Statement has not been declared effective by the Commission prior to or on the Effectiveness Target Date;
     (iii) except as provided in the last sentence of Section 4(b)(i) hereof, the Shelf Registration Statement is filed and declared effective but, during the Effectiveness Period, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within five Business Days by a post-effective amendment to the Shelf Registration Statement, a supplement to the Prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure and, in the case of a post-effective amendment, is itself immediately declared effective; or
     (iv)      (A) prior to or on the 45th or 60th day, as the case may be, of any Suspension Period, such suspension has not been terminated or (B) Suspension Periods exceed an aggregate of 90 days in any 360 day period,

(each such event referred to in foregoing clauses (i) through (iv), a “Registration Default”), the Issuer hereby agrees to pay additional interest (“Additional Interest”) with respect to the Transfer Restricted Securities from and including the day following the Registration Default to but excluding the day on which the Registration Default has been cured, accruing at a rate, to each holder of Securities, (x) with respect to the first 90-day period during which a Registration Default shall have occurred and be continuing, equal to 0.25% per annum of the principal amount of the Securities, and (y) with respect to the period commencing on the 91st day following the day the Registration Default shall have occurred and be continuing, equal to 0.50% per annum of the principal amount of the Securities; provided that in no event shall Additional Interest accrue at an aggregate rate per year exceeding 0.50% of the principal amount of the Securities. No Additional Interest shall be payable on any Securities that have been converted into shares of Common Stock.
          (b) All accrued Additional Interest shall be paid in arrears to Record Holders by the Issuer on each Additional Interest Payment Date by wire transfer of immediately available funds or by federal funds check. Following the cure of all Registration Defaults relating to any particular Securities, the accrual of Additional Interest with respect to such Securities will cease. The Issuer agrees to deliver all notices, certificates and other documents contemplated by the Indenture in connection with the payment of Additional Interest.
          All obligations of the Issuer set forth in this Section 3 that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full. The Additional Interest set forth above shall be the exclusive monetary remedy available to the Holders of Transfer Restricted Securities for such Registration Default.
          4. Registration Procedures.
          (a) In connection with the registration of the Transfer Restricted Securities, the Issuer shall comply with all the provisions of Section 4(b) hereof and shall use commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto, shall as expeditiously as possible prepare and file with the Commission a Shelf Registration Statement relating to the registration on any appropriate form under the Securities Act.
          (b) In connection with the Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities, the Issuer shall:
     (i) Subject to any notice by the Issuer in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), use commercially reasonable efforts to keep the Shelf

Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not be effective and usable for resale of Transfer Restricted Securities during the Effectiveness Period, the Issuer shall file promptly an appropriate amendment to the Shelf Registration Statement, a supplement to the Prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use commercially reasonable efforts to cause such amendment to be declared effective and the Shelf Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter. Notwithstanding the foregoing, the Issuer may suspend the effectiveness and use of the Shelf Registration Statement and Prospectus by written notice to the Holders for a period not to exceed an aggregate of 45 days in any 90-day period (each such period, a “Suspension Period”) and not to exceed an aggregate of 90 days in any 360-day period if:
     (x) an event occurs and is continuing as a result of which the Shelf Registration Statement would, in the Issuer’s reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
     (y) the Issuer reasonably determines that the disclosure of such event at such time would have a material adverse effect on the business of the Issuer (and its subsidiaries, if any, taken as a whole);
provided that in the event the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Issuer’s ability to consummate such transaction, the Issuer may extend a Suspension Period from 45 days to 60 days in any 90-day period.
     (ii) Prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement or supplement to the Prospectus; provided, however, that in no event will such method(s) of distribution take the form of an underwritten offering without the prior written agreement of the Issuer.
     (iii) Advise the underwriter(s), if any, and selling Holders promptly (but in any event within five Business Days) and, if requested by such Persons, to confirm such advice in writing:
     (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective,
     (B) of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,
     (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, or
     (D) of the existence of any fact or the happening of any event (but not the fact or event itself), during the Effectiveness Period, that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading.
If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Issuer shall use commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time and will provide to the Initial Purchasers and each Holder who is named in the Shelf Registration Statement prompt notice of the withdrawal of any such order.

     (iv) Furnish to one counsel for the selling Holders and each of the underwriter(s), if any, before filing with the Commission, a copy of the Shelf Registration Statement and copies of any Prospectus included therein or any amendments or supplements to the Shelf Registration Statement or Prospectus (other than documents incorporated by reference after the initial filing of the Shelf Registration Statement), which documents will be subject to the review of such holders and underwriter(s), if any, within five Business Days prior to filing with the Commission the Shelf Registration Statement and Prospectus and any amendment or supplement thereto, and the Issuer will not file the Shelf Registration Statement or Prospectus or any amendment or supplement to the Shelf Registration Statement or Prospectus (other than documents incorporated by reference) to which a selling Holder of Transfer Restricted Securities covered by the Shelf Registration Statement or the underwriter(s), if any, shall reasonably object prior to the filing thereof.
     (v) In connection with an Underwritten Offering of the Transfer Restricted Securities pursuant to the Shelf Registration Statement, make available at reasonable times for inspection by one or more representatives of the selling Holders, designated in writing by a Majority of Holders whose Transfer Restricted Securities are included in the Shelf Registration Statement, any underwriter participating in any distribution pursuant to the Shelf Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Issuer as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors, managers and employees of the Issuer to supply all information reasonably requested by any such representative or representatives of the selling Holders, underwriter, attorney or accountant in connection with the Shelf Registration Statement after the filing thereof and before its effectiveness, provided, however, that any information designated by the Issuer as confidential at the time of delivery of such information shall be kept confidential by the recipient thereof and shall be subject, upon request of the Issuer, to the execution by such persons of a confidentiality agreement in a form that is reasonable in the context of a registered public offering.
     (vi) If requested by any selling Holders or the underwriter(s), if any, promptly incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation: (1) information relating to the “Plan of Distribution” of the Transfer Restricted Securities, (2) information with respect to the principal amount of Securities or number of shares of Common Stock being sold to such underwriter(s), (3) the purchase price being paid therefor and (4) any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after the Issuer is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.
     (vii) Furnish to each selling Holder and each of the underwriter(s), if any, upon their request, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto (and any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) as such Person may request).
     (viii) Deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; subject to any notice by the Issuer in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii) (D), the Issuer hereby consents to the use (in accordance with applicable law) of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.
     (ix) The Issuer shall:
     (A) upon request, furnish to each Initial Purchaser and each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings for selling security holders, upon the date of closing of any sale of Transfer Restricted Securities in an Underwritten Registration:
     (1) a certificate, dated the date of such closing, signed by the Chief Financial Officer of the Issuer covering such matters as are customarily covered in closing certificates delivered to underwriters in connection with underwritten offerings of securities;
     (2) opinions, each dated the date of such closing, of counsel to the Issuer covering such of the matters as are customarily covered in legal opinions to underwriters in connection with underwritten offerings of securities; and
     (3) customary comfort letters, dated the date of such closing, from the independent public accountants of the Issuer (and from any other accountants whose report is contained or incorporated by reference in the Shelf Registration Statement) in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings of securities;
     (B) set forth in full in the underwriting agreement, if any, indemnification provisions and procedures which provide rights no less protective than those set forth in Section 6 hereof with respect to all parties to be indemnified; and
     (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the selling Holders pursuant to this clause (ix).
     (x) Before any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions in the United States as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Issuer shall not be required (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject or (B) to subject itself to taxation in any such jurisdiction if it is not now so subject.
     (xi) Cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two Business Days before any sale of Transfer Restricted Securities made by such underwriter(s).
     (xii) Use its commercially reasonable efforts to cause the Transfer Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities.
     (xiii) Subject to Section 4(b)(i) hereof, if any fact or event contemplated by Section 4(b)(iii)(D) hereof shall exist or have occurred, use its commercially reasonable efforts to prepare a supplement or post-effective amendment to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.
     (xiv) Provide CUSIP numbers for all Transfer Restricted Securities not later than the effective date of the Shelf Registration Statement and provide the Trustee under the Indenture with certificates for the Securities that are in a form eligible for deposit with The Depository Trust Company.
     (xv) Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter that is required to be retained in accordance with the rules and regulations of the NASD.
     (xvi) Otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the Exchange Act.
     (xvii) Cause the Indenture to be qualified under the TIA not later than the effective date of the Shelf Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the holders of Securities to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its commercially reasonable efforts to cause the Trustee thereunder to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

     (xviii) Cause all Transfer Restricted Securities covered by the Shelf Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which securities of the same class issued by the Issuer are then listed or quoted.
     (xix) Provide to each Holder upon written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the effective date of the Shelf Registration Statement, to the extent that such documents are not available on the SEC’s EDGAR system.
     (xx) If requested by the underwriters, prepare and present to potential investors customary “road show” or marketing materials in a manner consistent with other new issuances of other securities similar to the Transfer Restricted Securities.
          (c) Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice (a “Suspension Notice”) from the Issuer of the existence of any fact of the kind described in Section 4(b)(iii)(D) hereof, such Holder will, and will use commercially reasonable efforts to cause any underwriter(s) in an Underwritten Offering to, forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement until:
     (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(b)(xiii) hereof; or
     (ii) such Holder is advised in writing by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.
If so directed by the Issuer, each Holder will deliver to the Issuer (at the Issuer’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice of suspension.
          5. Registration Expenses.
          (a) All expenses incident to the performance of or compliance with this Agreement by the Issuer shall be borne by the Issuer regardless of whether a Shelf Registration Statement becomes effective, including, without limitation:
     (i) all registration and filing fees and expenses (including filings made by the Initial Purchasers or any Holders with the NASD);

     (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws;
     (iii) all expenses of printing (including printing of Prospectuses and certificates for the Common Stock to be issued upon conversion of the Securities) and the expenses of the Issuer for messenger and delivery services and telephone;
     (iv) all expenses of any persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement;
     (v) all fees and disbursements of counsel to the Issuer and, subject to Section 5(b) below, the Holders of Transfer Restricted Securities;
     (vi) all application and filing fees in connection with listing (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and
     (vii) all fees and disbursements of independent certified public accountants of the Issuer (including the expenses of any special audit and comfort letters required by or incident to such performance).
          The Issuer shall bear its internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuer.
          (b) In connection with the Shelf Registration Statement required by this Agreement, including any amendment or supplement thereto, and any other documents delivered to any Holders, the Issuer shall reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel for the Holders as may be chosen by a Majority of Holders for whose benefit the Shelf Registration Statement is being prepared. The Issuer shall not be required to pay any underwriting discount, commission or similar fee related to the sale of any securities.
          6. Indemnification and Contribution.
          (a) In connection with any Shelf Registration Statement, the Issuer agrees to indemnify and hold harmless each Holder of Securities, or such shares of Common Stock or new Securities issued upon conversion thereof, covered thereby (including the Initial Purchasers), the directors, officers, employees and agents of such Holder and each person who controls such Holder within the meaning of either the Securities Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, however, that the Issuer will not be liable in any case to the extent that any such loss, claim, damage or liability (1) arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of any such indemnified party specifically for inclusion therein; (2) arises from an offer or sale of Securities during a Suspension Period so long as the Issuer had duly delivered prior to such sale a Suspension Notice in accordance with Section 4(c) hereof; or (3) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in a preliminary Prospectus and such untrue statement or alleged untrue statement or omission or alleged omission was corrected in the final Prospectus or an amendment or supplement thereto delivered by the Issuer to the Holder or its affiliates or representatives on or prior to the confirmation of the sale giving rise to any such loss, claim, damage or liability. This indemnity agreement will be in addition to any liability that the Issuer may otherwise have.
          The Issuer also agrees to indemnify or contribute to Losses of, as provided in Section 6(d) hereof, any underwriters of Securities registered under a Shelf Registration Statement, their employees, officers, directors and agents and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 6(a).
          (b) Each Holder of Securities, or such shares of Common Stock or new Securities Issue upon conversion thereof, covered by a Shelf Registration Statement (including the Initial Purchasers) severally agrees to indemnify and hold harmless (i) the Issuer, (ii) each of the directors of the Issuer, (iii) each of the officers of the Issuer who signs such Registration Statement and (iv) each Person who controls the Issuer within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Issuer to each such Holder, but only with respect to written information furnished to the Issuer by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that any such Holder may otherwise have.
          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve the indemnifying party from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.
          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Shelf Registration Statement that resulted in such Losses; provided, however, that in no case shall the Initial Purchasers or any subsequent Holder of any Security or such shares of Common Stock or New Securities issued upon conversion thereof be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of shares of Common Stock or New Securities issued upon conversion thereof, applicable to the Security that was convertible into such Common Stock or New Security, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities or such shares of Common Stock or New Securities issued upon conversion thereof purchased by such underwriter under the Shelf Registration Statement that resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuer shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth in the Purchase Agreement. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Offering Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or such shares of Common Stock or New Securities issued upon conversion thereof, as applicable, registered under the Securities Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement that resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that did not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Issuer within the meaning of either the Securities Act or the Exchange Act, each officer of the Issuer who shall have signed the Registration Statement and each director of the Issuer shall have the same rights to contribution as the Issuer, subject in each case to the applicable terms and conditions of this paragraph (d).
The provisions of this Section 6 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Issuer or any of the officers, directors or controlling persons referred to in Section 6 hereof, and will survive the sale by a Holder of Securities or such shares of Common Stock or New Securities issued upon conversion thereof covered by a Registration Statement.
          7. Rule 144A. In the event the Issuer is not subject to Section 13 or 15(d) of the Exchange Act, the Issuer hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.
          8. Participation in Underwritten Registrations. No Holder may participate in any Underwritten Registration hereunder unless such Holder:
     (i) agrees to sell such Holder’s Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and
     (ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.
          9. Selection of Underwriters. The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering if approved by the Issuer, as provided in Section 4(b)(ii). In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by a Majority of Holders whose Transfer Restricted Securities are included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Issuer.
          10. Miscellaneous.
          (a) Remedies. The Issuer acknowledges and agrees that any failure by the Issuer to comply with its obligations under Section 2 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the obligations of the Issuer under Section 2 hereof. The Issuer further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.
          (b) Adjustments Affecting Transfer Restricted Securities. The Issuer shall not take any action with the primary purpose of adversely affecting the ability of the Holders of the Transfer Restricted Securities as a class to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.
          (c) No Inconsistent Agreements. The Issuer will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. In addition, the Issuer shall not, on or after the date of this Agreement, grant to any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) the right to include any securities in the Shelf Registration Statement provided for in this Agreement other than the Transfer Restricted Securities. Except as disclosed in the Offering Memorandum or the Purchase Agreement, the Issuer has not previously entered into any agreement (which has not expired or been terminated) granting any registration rights with respect to its securities to any Person which rights conflict with the provisions hereof.
          (d) Amendments and Waivers. Except as provided in the next paragraph, this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Issuer has obtained the written consent of a Majority of Holders or such greater percentage of the Holders as required by the Indenture.

          In the event of a merger or consolidation or sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of the Issuer and its subsidiaries on a consolidated basis, the Issuer shall procure the assumption of its obligations under this Agreement (which it is understood and agreed shall include the registration of any other securities into which the Securities or the Common Stock (the “New Securities”) have become convertible on substantially the same terms as provided for the registration of the Common Stock) by the Person (if other than the Issuer) formed by such consolidation or into which the Issuer is merged or the Person who acquires by sale, assignment, conveyance, transfer, lease or other disposition all or substantially all of the properties and assets of the Issuer and its subsidiaries on a consolidated basis and this Agreement may be amended, modified or supplemented without the consent of any Holders to provide for such assumption of the Issuer’s obligations hereunder (including the registration of any New Securities). Without the consent of each Holder of Securities, no amendment or modification may change the provisions relating to the payment of Additional Interest during the pendency of a Registration Default.
          Each Holder of Transfer Restricted Securities outstanding at the time of any amendment, modification, supplement, waiver or consent or thereafter shall be bound by any amendment, modification, supplement, waiver or consent effected pursuant to this Section 10(d), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Transfer Restricted Securities or is delivered to such Holder.
          (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, facsimile transmission, or air courier guaranteeing overnight delivery:
     (i) if to a Holder, at the address set forth on the records of the registrar under the Indenture or the transfer agent of the Common Stock, as the case may be;
     (ii) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to:
          Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Department (Fax: 646-834-8133), with a copy, in the case of any notice pursuant to Section 8(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, NY 10019 (Fax: 212-520-0421)
          with a copy to Weil, Gotshal & Manges LLP, 200 Crescent Court, Suite 300, Dallas, Texas 75201, Attention: Stuart Ogg, Esq. (Fax: 214-746-7777); and

     (iii) if to the Issuer, shall be delivered or sent by mail, telex or facsimile transmission to:
     1. the address of the Company set forth in the Offering Memorandum, Attention: Bruce R. Knooihuizen, Executive Vice President and Chief Financial Officer/Ronald L. Ripley, Vice President and Senior Corporate Counsel (Fax: 405-529-8515)
     with a copy to Mayer, Brown, Rowe & Maw LLP, 71 South Wacker Drive, Chicago, Illinois 60606, Attention: Paul Theiss, Esq. (Fax: 312-706-8218).
          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if transmitted by facsimile; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.
          (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that (i) this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder and (ii) nothing contained herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.
          (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
          (h) Securities Held by the Issuer or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Issuer or its “affiliates” (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
          (j) Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.
          (k) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
          (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuer with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          In Witness Whereof, the parties have executed this Agreement as of the date first written above.

Dobson Communications Corporation
By:	/s/ Ronald L. Ripley
	Name:	Ronald L. Ripley
	Title:	Vice President

Lehman Brothers Inc.
By:	Lehman Brothers Inc.

By:	/s/ Brian M. Reilly
	Name:	Brian M. Reilly
For itself and as representative of the several Initial Purchasers